SUPPLEMENT TO PROSPECTUS OF
                       EVERGREEN SELECT FIXED INCOME TRUST


I.   Evergreen Select High Yield Bond Fund (the "Fund")

         The section in the prospectus entitled "Investment Strategy" on the fund-specific page for the Fund is revised to reflect that the bonds that the Fund intends to invest in are U.S. dollar-denominated bonds and that the Fund may also invest up to 15% of its assets in Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign banks and corporations.

         Under the section for the Fund entitled "Risk Factors," the following disclosure should be added:

         "In addition, the Fund's investment in Yankee bonds may expose it to certain unique risks of investing in non-U.S. securities. For example, political turmoil and economic instability in the countries issuing the Yankee bonds in which the Fund invests could adversely affect the value of your investment. Certain non-U.S. countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected."


March 10, 2000


II.      Evergreen Select Total Return Bond Fund

         Proposed Fund Reorganization

         On March 24, 2000 the Board of Trustees of the Evergreen Funds approved a proposal to reorganize Evergreen Select Total Return Bond Fund ("Select Total Return") into Evergreen Select Income Plus Fund ("Select Income Plus"). If the shareholders of Select Total Return approve the proposal, all of the assets of Select Total Return will be transferred to Select Income Plus and shareholders of Select Total Return will receive shares of Select Income Plus in exchange for their shares. Shareholders of record of Select Total Return as of April 28, 2000, are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 14, 2000. If approved, the reorganization is proposed to take place on or about July 21, 2000. Shareholders of Select Total Return will be mailed information detailing the proposal on or about May 26, 2000.


April 3, 2000


III. Evergreen Select Adjustable Rate Fund, Evergreen Select Core Bond Fund, Evergreen Select Total Return Bond Fund (the "Funds")

         The Performance and/or the Expense sections for the Funds listed above are revised as follows:

         For Evergreen Select Adjustable Rate Fund, in the section under PERFORMANCE entitled "Year-by-Year Total Return for Institutional Shares (%)," the item listed below that table should read "Worst Quarter: 2nd Quarter 1994 -0.26%."

         For Evergreen Select Core Bond Fund, in the section under EXPENSES entitled "Annual Fund Operating Expenses," the number for Institutional Service shares under the column Total Fund Operating Expenses should be 0.75%. Under the "Example of Fund Expenses" section, the numbers under the Institutional Service shares column, for one-, three, five- and ten-years should be $77, $240, $417 and $930, respectively.

         For  Evergreen  Select  Total  Return Bond Fund,  in the section  under
PERFORMANCE entitled "Average Annual Total Return," the number for the Institutional Service shares for the one-year period ended 12/31/1999 should be -1.82%.


         Evergreen Select High Yield Bond Fund

          The section of the prospectus entitled "INVESTMENT STRATEGY" on the fund-specific page for the Fund is revised to reflect that the Fund may invest up to 15% of its assets in foreign securities.


April 7, 2000                                                       553689 4/00